UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 26, 2023

Sparx Holdings Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56315	92-3402117
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

780 Reservoir Avenue #123 Cranston, RI	02910
(address of principal executive offices)	(zip code)

774-250-2456
(registrant’s telephone number, including area code)

N/A
(former name or former mailing address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

“We”, “Us”, “Our”, and or “The Company”, refer to Sparx Holdings Group, Inc.

Item 7.01  Regulation FD Disclosure.

On June 26, 2023, the Company issued a press release. It is included herein as Exhibit 99.1. Amongst other things, the press release provides corporate updates.

The information under this Item 7.01 is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K.

Cautionary Note Regarding Forward-Looking Statements.

This Form 8-K, and the Press Release furnished herewith as Exhibit 99.1 contain forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. This release contains "forward-looking statements" that include information relating to future events and future financial and operating performance. The words "may," "would," "will," "expect," "estimate," "can," "believe," "potential," and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management's good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for Sparx Holdings Group, Inc.'s products, the introduction of new products, the Company's ability to implement its technology initiatives, make and maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company's liquidity and financial strength to support its growth, and other information that may be detailed from time to time in Sparx Holding Group, Inc.'s filings with the United States Securities and Exchange Commission (“SEC”). Examples of such forward-looking statements in this release include statements regarding future sales, costs, and market acceptance of products as well as regulatory actions at the State or Federal level. For a more detailed description of the risk factors and uncertainties affecting Sparx Holdings Group, Inc., please refer to the Company's Form 1-A offering statement filed with the SEC on March 31, 2023. Sparx Holdings Group, Inc. disclaims any obligation to publicly update or revise any forward-looking statements made in the press release, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 26, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Sparx Holdings Group, Inc.

Dated: June 26, 2023	/s/ Cassandra DeNunzio
By: Cassandra DeNunzio Chief Executive Officer